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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): October 22, 2003

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                        (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                                       2244 Walnut Grove Avenue
                                                            (P.O. Box 800)
                                                      Rosemead, California 91770
                                     (Address of principal executive offices, including zip code)

                                                             626-302-1212
                                         (Registrant's telephone number, including area code)

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Items 1 through 4 and 6 through 12 are not included because they are inapplicable.

Item 5.  Other Events.

CPUC Litigation Settlement Agreement

         On October 22, 2003, the California Supreme Court denied the petition of The Utility Reform Network (TURN) for rehearing of an August 21, 2003 decision that concluded that the settlement agreement between Southern California Edison Company (SCE) and the
California Public Utilities Commission (CPUC) did not violate California law.  The August 21 decision of the California Supreme Court was issued in response to questions certified to it by the United States Court of Appeals for the Ninth Circuit.  The matter will now return to the Ninth Circuit for final disposition, subject to any efforts by TURN to pursue further federal appeals.

         Background

         In October 2001, SCE and the CPUC entered into a settlement of SCE's federal district court lawsuit against the CPUC, which sought a ruling that SCE was entitled to full recovery of certain procurement-related costs.  TURN and other parties appealed to the
Ninth Circuit seeking to overturn the stipulated judgment of the district court that approved the settlement agreement.

         On September 23, 2002, the Ninth Circuit issued an opinion that affirmed the district court on all claims, with the exception of challenges founded upon California state law.  The Ninth Circuit issued a separate order certifying those issues in question form to the California Supreme Court.

         In its decision on August 21, 2003, the California Supreme Court concluded that the settlement agreement between SCE and the
CPUC did not violate California law in any of the respects raised by the certified questions from the Ninth Circuit.  On September 8,
2003, TURN filed a petition for rehearing of the California Supreme Court's decision.  On October 22, 2003, the California Supreme
Court issued its order denying the petition for rehearing.

         The settlement agreement allowed SCE to recover $3.6 billion of past procurement-related costs through a regulatory balancing account known as the PROACT.  The recovery of the past procurement-related costs was completed by July 31, 2003.  On
October 14, 2003, the CPUC's Energy Division notified SCE that the division completed its final review of PROACT accounting and eliminated the PROACT account effective August 14, 2003.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTHERN CALIFORNIA EDISON COMPANY
                                            (Registrant)

                                                   /S/  KENNETH S. STEWART
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                                                        KENNETH S. STEWART
                                            Assistant General Counsel and Assistant Secretary

Date:  October 23, 2003